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                                                                      EXHIBIT 24


                             THE DEXTER CORPORATION
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that THE DEXTER CORPORATION, a Connecticut corporation (the "Corporation"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a registration statement or registration statements on Form S-8 or such other form as the officers of the Corporation may determine to be appropriate with respect to shares of Common Stock, having a par value of $1.00 per share, of the Corporation to be issued pursuant to the Corporation's Employees' Savings and Profit Sharing Retirement Income Trust and the Corporation's 401(k) Retirement Savings Plan and each of the undersigned directors and officers of the Corporation, hereby constitute and appoint Bruce H. Beatt and Mary Anne B. Tillona and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission such registration statement(s) aforesaid under the Act, including any amendment or amendments or any post-effective amendment or amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto signed this Power of Attorney as of the date(s) indicated.

     SIGNATURE                        TITLE                           DATE
     ---------                        -----                           ----

  K. Grahame Walker             Chairman, President,             April 29, 1996
---------------------------     Chief Executive Officer
  K. Grahame Walker             and Director (principal
                                executive officer)

   Kathleen Burdett             Vice President and               April 29, 1996
---------------------------     Chief Financial Officer
   Kathleen Burdett             (principal financial officer)


   George Collin                Controller                       April 29, 1996
---------------------------     (principal accounting
   George Collin                officer)


   Charles H. Curl              Director                         April 29, 1996
---------------------------
   Charles H. Curl


 Henrietta Holsman Fore         Director                         April 29, 1996
---------------------------
 Henrietta Holsman Fore


 Bernard M. Fox                 Director                         April 29, 1996
---------------------------
 Bernard M. Fox







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     SIGNATURE                              TITLE                     DATE

    Robert M. Furek                        Director              April 29, 1996
---------------------------
    Robert M. Furek

    Edgar G. Hotard                        Director              April 29, 1996
---------------------------
    Edgar G. Hotard

   Martha Clark Goss                       Director              April 29, 1996
---------------------------
    Martha Clark Goss

                                           Director              April 29, 1996
---------------------------
    Peter G. Kelly

                                           Director              April 29, 1996
---------------------------
 Jean-Francois Saglio

                                           Director              April 29, 1996
---------------------------
     Glen L. Urban

                                           Director              April 29, 1996
---------------------------
 George M. Whitesides